SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


             Date of Report
             (Date of earliest
              event reported):     November 7, 1995


                                Wisconsin Gas Company
             (Exact name of registrant as specified in its charter)


     Wisconsin                       1-7530                     39-0476515
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                  626 East Wisconsin Avenue, Milwaukee, WI  53202
          (Address of principal executive offices, including zip code)


                                 (414) 291-7000
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On November 7, 1995, Wisconsin Gas Company (the "Company") agreed to sell $65,000,000 aggregate principal amount of its 6-3/8% Notes due 2005 (the "Notes") in a public offering through Dean Witter Reynolds Inc., Robert W. Baird & Co. Incorporated and A. G. Edwards & Sons, Inc. (the "Underwriters"). The closing for the sale of the Notes is scheduled for November 13, 1995. The Notes are registered on a Registration Statement on Form S-3 (Registration No. 33-63573) as filed with the Securities and Exchange Commission. Final versions of the Underwriting Agreement and Terms Agreement, each by and between the Company and the Underwriters, and the Officers' Certificate creating the Notes, are filed herewith.


   Item 7.     Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WISCONSIN GAS COMPANY



   Date:  November 7, 1995         By:  /s/ Joseph P. Wenzler
                                        Joseph P. Wenzler
                                        Vice President and Chief Financial
                                        Officer

                              WISCONSIN GAS COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated November 7, 1995

                         Exhibit

    (1)   Underwriting Agreement and Terms
          Agreement, each dated as of November 7,
          1995, and each by and between Wisconsin
          Gas Company and Dean Witter Reynolds Inc.,
          Robert W. Baird & Co. Incorporated and
          A.G. Edwards & Sons, Inc.

    (4)   Officers' Certificate, dated as of
          November 7, 1995, executed and delivered in connection with the issuance and sale of Wisconsin Gas Company's 6-3/8% Notes due 2005.